UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SKYWORKS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

Skyworks Solutions, Inc.

To Be Held On:

May 8, 2019 at 2:00 p.m.

at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, MA 01803

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 26, 2019.

Please visit http://www.skyworksinc.com/annualreport, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST PAPER OR E-MAIL COPIES OF THE PROXY MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials/
TO VOTE:

INTERNET: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code on the left with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.

MAIL: You may request a card by following the instructions above.

PROPOSAL 1. ELECTION OF DIRECTORS:

(TERM TO EXPIRE AT THE NEXT ANNUAL MEETING)

NOMINEES:

David J. Aldrich

Kevin L. Beebe

Timothy R. Furey

Liam K. Griffin

Balakrishnan S. Iyer

Christine King

David P. McGlade

Robert A. Schriesheim

Kimberly S. Stevenson

Please note that you cannot use this notice to vote by mail or otherwise.

PROPOSAL 2: To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2019.

PROPOSAL 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement.

PROPOSAL 4: To approve a stockholder proposal regarding supermajority voting provisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND MAKES NO RECOMMENDATION ON PROPOSAL 4.